VARIABLE ANNUITY APPLICATION

RELIASTAR [logo]
ReliaStar Life Insurance Company of New York
1000 Woodbury Road, Suite 102
P.O. Box 9004, Woodbury, New York 11797

1. ANNUITANT Social Security number  Birth Date (mo., day, yr.)  Sex  Occupation

   Address              City                                 State           Zip


2. OWNER                      Birth Date (mo., day, yr.)     Tax I.D. or
                                                             Social Security no.

   Address             City                                  State           Zip


3. JOINT OWNER                Birth Date (mo., day, yr.)     Tax I.D. or Social
                                                             Security no.

   Address             City                                  State           Zip


4. BENEFICIARY                Birth Date (mo., day, yr.)     Relationship


5. SUCCESSOR BENEFICIARY      Birth Date (mo., day, yr.)     Relationship


6. PURCHASE PAYMENT ALLOCATION
An initial purchase payment of $____ is attached (must be $5,000 or more for nonqualified and must be $2,000 or more for qualified). Please check this box [ ] if you would like information for making future purchase payments by bank draft.

7. PURCHASE PAYMENT ALLOCATION (whole %)
____% Fixed Account (SFA)
AIM VARIABLE INSURANCE FUNDS, INC.
____% AIM Dent Demographic Trends Fund (ADT)
THE ALGER AMERICAN FUND
____% Growth Portfolio (AGR)
____% Leveraged AllCap Portfolio (ALA)
____% Midcap Growth Portfolio (AMG)
____% Small Capitalization Portfolio (ASC)
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
____% VIP Equity-Income Portfolio (FEI)
____% VIP Growth Portfolio (FGP)
____% VIP High Income Portfolio (FHI)
____% VIP Money Market Portfolio (FMM)
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
____% VIP II Contrafund  Portfolio (FCF)
____% VIP II Index 500 Portfolio (FIN)
____% VIP II Investment Grade Bond Portfolio (FIG)
JANUS ASPEN SERIES
____% Aggressive Growth Portfolio (JAG)
____% Growth Portfolio (JGP)

____% International Growth Portfolio (JIG)
____% Worldwide Growth Portfolio (JWG)
NEUBERGER&BERMAN ADVISERS MANAGEMENT TRUST
____% Limited Maturity Bond Portfolio (NLM)
____% Partners Portfolio (NPP)
____% Socially Responsive Portfolio (NSR)
OCC ACCUMULATION TRUST
____% Equity Portfolio (OEP)
____% Global equity Portfolio (OGE)
____% Managed Portfolio (OMP)
____% Small Cap Portfolio (OSC)
PILGRIM VARIABLE PRODUCTS TRUST
____% VP Growth Opportunities Portfolio (PGO)
____% VP Growth + Value Portfolio (NGF)
____% VP High Yield Bond Portfolio (NHY)
____% VP International Value Portfolio (NIV)
____% VP MagnaCap Portfolio (PMP)
____% VP MidCap Opportunities Portfolio (PMO)
____% VP Research Enhanced Index Portfolio (NMS)
____% VP SmallCap Opportunities Portfolio (NIG)
PUTNAM VARIABLE TRUST
____% Putnam VT Growth & Income Fund (PGI)

____% Putnam VT New Opportunities Fund (PNO)

____% Putnam VT Voyager Income Fund (PVY)
100% TOTAL

Allocation affects all future payments until changed by you

RESTRICTIONS ON TRANSFERS FROM THE FIXED ACCOUNT. You may make a transfer in the transfer period starting 30 days before and ending 30 days after each Contract Anniversary. Only one transfer is allowed during the transfer period. The request to transfer must be received by us no more than 30 days before the start of the transfer period and not later than the end of the transfer period. No more than 50% of the Fixed Account Contract Value may be transferred unless the Fixed Account Contract Value would be less than $1,000 after the transfer, in which case the full Fixed Account Contract Value may be transferred. You must transfer at least $500 or the total Fixed Account Contract Value, if less.

8. PLAN TYPE    This contract will fund the following type of plan:
[ ] IRA       [ ] 403(b)        [ ] SEP-IRA        [ ] Nonqualified
[ ] 401(a)    [ ] 408A          [ ] Other ______________________
Attach appropriate adoption agreements.

9. ANNUITY COMMENCEMENT DATE (Must be on or before the later of the Annuitant's Age 85 or five years from the date of issue, but not beyond Age 90.)
The first day of __________________(mo.), __________(yr.).

10. REPLACEMENT
Will the annuity applied for replace or change existing annuity or life insurance? (If yes, list company, policy number and amount.)
[ ] Yes    [ ] No
___________________________________________________________
___________________________________________________________

11. ANNUITY FORM SELECTION
[ ] Life annuity

[ ] Life annuity with payments guaranteed for [ [ 10 years or [ ] 20 years
[ ] Joint and full survivor annuity
      Joint annuitant ____________________________________
      Birth date ______________  Relationship ___________________

If annuity form has not been selected by the annuity commencement date, the life annuity with payments guaranteed for 10 years will be automatically effective.

NY43843-1

12. PROSPECTUS
Did the Owner receive the variable annuity prospectus describing the contract?
[ ] Yes    [ ] No
If yes, which prospectus was delivered?
[ ] 47246 & 46623                  Date of prospectus ________(mo.) ______(yr.).
[ ] Other - Form number ________   Date of prospectus ________(mo.) ______(yr.).

13. Does the Owner consent to delivery of prospectuses, prospectus supplements, statements of additional information, annual and semi-annual reports, proxy materials, transactional confirmation and periodic statements in one or more of the following forms? (Check all that apply.)
[ ] 3.5" Floppy Disk (Requires Windows 3.1 or higher) [ ] Internet Website
[ ] CD-ROM (Requires Windows 3.1 or higher)           [ ] E-Mail, and my e-mail
                                                          address is __________.

This consent is valid until revoked by the Owner in writing. The Owner understands that ReliaStar Life Insurance Company of New York may choose to discontinue delivery of the above types at any time and may choose to deliver a paper version.

14. Does the Owner consent to eliminate duplicate mailings of identical documents to the same household if they have more than one ReliaStar Life Insurance Company of New York contract? [ ] Yes [ ] No

Under penalties of perjury, I certify that the taxpayer identification number above is correct. I also certify that (check one):
[ ] The IRS has not notified me that I am currently subject to backup withholding; or
[ ] I am exempt from backup withholding; or
[ ] I am currently subject to backup withholding.

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application will be a part of the annuity contract issued by ReliaStar Life Insurance Company of New York. I UNDERSTAND THAT ANNUITY PAYMENTS AND ACCUMULATION VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. RECEIPT OF THE VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED.

Signature of applicant                         Date                     Location

Signature of owner if other than applicant     Signature of Joint Owner




--------------------------------------------------------------------------------

FOR AGENT ONLY

AGENT'S REPLACEMENT QUESTION
To the best of your knowledge and belief, will the proposed insurance or annuity replace or change any existing annuity or life insurance?
[ ] Yes [ ] No  If "yes," explain.

CONTRACT TYPE     [ ] A    [ ] B    [ ] C    [ ] D   [ ] E   If no box is
checked, A will be in effect.

Witnessed by (signature of selling agent) Selling agent name and number (Please print.)

PREMIUM BILLING INFORMATION
Mode of Payments (Check one box)
[ ] Single Premium   [ ] Semi-Annual   [ ] Monthly (List bill contracts only)\
[ ] Annual           [ ] Quarterly     [ ] Monthly -- Pre-Authorized Check

Payment Amount Attached     Modal Payment Amount     Annual Payment Amount
$                           $                        $

[ ] Add to Existing List Bill Number _____________________
[ ] Begin New List Bill for the Plan
    Send bill to:
       Plan Name
       Plan Address
                                    City                   State             Zip

Agent: Please make check payable to ReliaStar Life Insurance Company of New York and forward application to your broker/dealer.

FOR BROKER/DEALER ONLY

Dealer's name                      Authorized signature (if applicable)

BROKER/DEALER ONLY:  MAIL VARIABLE ANNUITY APPLICATION AND CHECK TO:

                                   RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                                   1000 WOODBURY ROAD, SUITE 102
                                   P.O. BOX 9004
                                   WOODBURY, NEW YORK 11797